October 5, 2004

Michael Pressman
Office of Mergers and Acquisitions
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Secured Income L.P., Schedule TO-T filed September 23, 2004 by MacKenzie Patterson Fuller, Inc. and its affiliates, the Purchasers
SEC File No. 5-54251

Dear Mr. Pressman:

Thank you for your letter dated September 30, 2004 regarding our recent Schedule TO-T. I would like to point out that your letter referenced a Schedule TO filed on September 1, 2004. That Schedule TO was filed by AIMCO; I assume that was just a leftover from your comment letter to AIMCO, but it may also explain your comment number 2 below. Please note that we will be filing an amended Schedule TO with an attached "Supplemental Letter to Unitholders" in which we will clarify some of these issues as well as increase our offer price to $30 per Unit. I will respond to the questions you asked in your letter in the order in which you posed them.

1. We will address the 50% limitation in our Supplemental Letter, although it will not have any effect on our Offer because we will accept Units under our Offer without regard to the 50% limitation (we will accept tendered units for payment and pay for them upon confirmation that the GP will recognize the change of address for distributions and correspondence on the Units).

2.       We are unable to find the  reference  you  mention in your  letter.
         The word "waive" does not occur until page 12. Neither can we find any language that suggests we may waive a condition subsequent to expiration. In fact, Section 1 on page 12 suggests that we must waive a condition if at all by the Expiration Date and Section 5 on page 15 explicitly states that "If the Purchasers make a material change in the terms of the Offer or the information concerning the Offer or waive a material condition of the Offer, the Purchasers will extend the Offer to the extent required by Rules 14d-4(c), 14d-6(d) and 14e-1 under the Exchange Act." Further, Section 13 "Conditions of the Offer" prefaces the list of conditions with "The Purchasers shall not be required to accept for payment or pay for any Units not theretofore accepted for payment or paid for and may terminate or amend the Offer as to such Units if, at any time on or after the date of the Offer and before the Expiration Date, any of the following conditions exists:" (emphasis added). We do not believe any revisions are required.



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October 5, 2004
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3.       In our Supplemental  Letter,  we will provide further detail regarding our initial valuation. In our initial Offer, we did not determine the Offer Price by reference to individual properties. Our revised Offer Price is determined in part by the fact that the general partner has announced an offer for one of the properties at a price that exceeds our NOI analysis, so we have used that number in determining our revised Offer Price. We will include this detail in the Supplemental Letter. In terms of the "liquidity discount" we estimated the risk in the investment in terms of liquidation value, length of investment, and market conditions and arrived at a discounted price at which we felt comfortable purchasing Units. Because the Units are not traded on any market, there is a risk to making an investment in illiquid Units such as these.

4. We stated in our Offer that "if more than 100,000 Units are so tendered and not withdrawn, we will accept for payment and pay for 100,000 Units so tendered, pro rata according to the number of Units so tendered, adjusted by rounding down to the nearest whole number of Units tendered by each Unit holder to avoid purchases of fractional Units, as appropriate." The only "circumstance[] that may require [us] to use proration" is if more than 100,000 Units are tendered. We are unsure what further detail could be provided. With respect to the further adjustments relating to minimum ownership requirements, we will disclose the following: (1) if proration is required, we will first determine the percentage of each Unitholders' tendered Units that we can accept to reach the maximum of 100,000 Units; then (2) we will determine if acceptance of such a pro rata share from any Unitholder would result in the Unitholder owning fewer than the minimum number of Units allowed under the Partnership Agreement; then
         (3) we will reject the tender of any such Unitholder's units. Our legal analysis supporting such adjustments is fairly simple--we cannot purchase units if such a purchase would violate the Partnership Agreement. Our Offer is open to all holders, but proration will require some adjustments if necessary. In essence, these adjustments are akin to a reduction to avoid fractional units. The Purchasers wish to purchase the entire 100,000 Units and want to comply with the proration rules, but we cannot purchase Units if we cannot purchase the Units. If you have a better suggestion on how we should proceed, we will consider it.

5. We assume that you did not mean "tender of notes" but rather meant "tender of Units." Our supplemental letter will disclose that if we waive a particular condition for one tender, we will waive it for all tenders.

6. We do not feel that we are required to quantify "material diminution." Further, at this point, we cannot know exactly how much diminution in the benefits would be required because the benefits to be received as a result of the Offer can vary widely based upon different circumstances. We do direct Unitholders to "see the discussion of such benefits in the Summary Term Sheet and Introduction sections of the Offer to Purchase." Thus, investors can review what benefits are to be received and thus can verify if the condition has been triggered. The reference has sufficient specificity to allow for objective verification. The "benefits to be derived by the Purchasers" are outlined in the offer to purchase as a matter of disclosure and


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October 5, 2004
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         are not  subjective.  Such  benefits  include financial, voting, and information rights, but they are not illusory or subjective

7. We do not believe this condition is so broad as to make the Offer illusory. The condition requires that the change be material in the "reasonable judgment of the Purchasers." Further, the condition is limited to the "business, properties, assets, liabilities, financial condition, operations, results of operations or prospects" of the Partnership, which are objective criteria.

8. We are unable to further quantify the standards in subpart (d). The standards are already objective: the outbreak of war, the suspension of trading by a national securities exchange, and so forth. We do not believe that these conditions make the Offer illusory.

9. AIMCO's offer is for up to 50% of the outstanding Units, but the condition relates to an offer for more than 50% of the Units. Nevertheless, we will disclose that AIMCO's present offer and the other general partner affiliate's offer are not within this condition.

10.      We have provided all of the required disclosure under Instruction C.

11. The sole purpose of the attestation that the Unitholder has read the terms of the Letter of Transmittal is to assure that the Unitholder understand what s/he is signing. We do not think this is inappropriate. It is an admonition, not a condition.

12. You have requested that we acknowledge that we are responsible for the adequacy and accuracy of the disclosure in the filings and that staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing and that we may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please let me know if you have any questions or further comments.

Very Truly Yours,

/s/ CHIP PATTERSON

Chip Patterson
Vice President and General Counsel
(925) 631-9100 ext. 206 (925) 871-4046 (Fax) chip@mpfi.com